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EXHIBIT 10.4

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "AGREEMENT") is made and entered into effective as of April 2, 2009 (the "EFFECTIVE DATE") by and between Integrated Healthcare Holdings, Inc., a Nevada corporation (the "COMPANY"), and Orange County Physicians Investment Network, LLC (the "INVESTOR").

         WHEREAS, each of the parties hereto are also party to that certain Settlement Agreement, General Release and Covenant Not to Sue of even date herewith (the "SETTLEMENT AGREEMENT") by and among the Company, Dr. Anil V. Shah, Orange County Physicians Investment Network, LLC ("OC-PIN"), Bruce Mogel, Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Dr. Kali P. Chaudhuri, Ganesha Realty, LLC, William E. Thomas, and Medical Capital Corporation, on behalf of itself and three of its wholly owned subsidiaries, Medical Provider Financial Corporation I, Medical Provider Financial Corporation II and Medical Provider Financial Corporation III.

         WHEREAS, in connection with the execution of the Settlement Agreement, the parties desire to enter into this Agreement as set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

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                  "MATERIAL ADVERSE EFFECT" means any of (i) a material and
adverse effect on the legality, validity or enforceability of this Agreement,
(ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under this Agreement.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "REQUIRED APPROVALS" has the meaning set forth in Section 3.1(d).

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" means all reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Sections 13(a) or 15(d) thereof, and the rules and regulations adopted by the Commission thereunder.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the shares of Common Stock purchased by the Investor pursuant to this Agreement.

                                  ARTICLE II.
                            ISSUANCE OF COMMON STOCK

         2.1 PURCHASE AND SALE; CLOSING.

                  (a) Subject to and upon the terms and conditions set forth herein, at the Closing the Company shall issue and deliver to the Investor, and the Investor shall acquire and receive from the Company, an aggregate of 14,700,000 shares of Common Stock (the "SHARES") "), subject to possible adjustment pursuant to Section 10 of the Settlement Agreement, for a purchase price of Three Cents ($0.03) per share. At the Closing, the Investor shall pay to the Company the aggregate purchase price for the Shares by bank check or wire transfer of immediately available funds, the credit described in Section 10 of the Settlement Agreement, or such other payment mechanism as the parties may mutually agree prior to the Closing, or any combination thereof. The Closing shall be held at the offices of Reed Smith LLP, 355 South Grand Ave., Suite 2900, Los Angeles CA 90071.

                  (b) The purchase and sale of the Shares hereunder (the "CLOSING") shall be held on the day that is forty-five (45) days after the Effective Date (or if such day is not a business day, then the next following business day) (the "CLOSING DATE"); PROVIDED, HOWEVER, that if on the Closing Date the Company does not have sufficient authorized and unreserved shares of Common Stock to issue all of the Shares being purchased by the Investor as well as the other shares required to be issued pursuant to the Settlement Agreement (aggregating 60,000,000 shares in all), then the Closing Date shall be postponed to the first business day on which the Company has a sufficient number of


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authorized and unreserved shares to issue all of the Shares being purchased by the Investor hereunder and the other shares required to be issued pursuant to the Settlement Agreement. Failure of the Investor to deliver payment for the Shares shall relieve the Company from its obligation to issue and deliver the shares to the Investor, and the Company shall not be entitled to any other damages or relief resulting from the failure of the Investor to purchase the Shares. The failure of the Investor to purchase the Shares shall not constitute a default under the Settlement Agreement or the Second Settlement Agreement.

                  (c) At the Closing, the Company shall deliver to the Investor a stock certificate registered in the name of the Investor and evidencing the Shares, or irrevocable instructions to the Company's transfer agent to promptly deliver such a certificate to the Investor. The Shares shall be issued free and clear of any Liens, except for (i) restrictions on transfer imposed under Federal and state securities laws, (ii) any designations, rights, preferences and powers set forth in the Company's Articles of Incorporation, and (iii) any legends required to be imprinted on the certificates evidencing the Shares under
Section 4.2.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to Investor:

                  (a) ORGANIZATION AND QUALIFICATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Articles of Incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (b) AUTHORIZATION; ENFORCEMENT. Subject to the proposed increase in the Company's authorized shares of common stock as described in
Section 12 of the Settlement Agreement (the "AUTHORIZED CAPITAL INCREASE"), the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. Except for the Required Approvals, the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance


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with the terms hereof, will constitute the valid and binding obligation of the
Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's Articles of Incorporation and bylaws, or
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the filings contemplated by Section 3.1(d), result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (d) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the "REQUIRED APPROVALS").

                  (e) ISSUANCE OF THE SHARES. Upon consummation of the Authorized Capital Increase, the Shares will be duly authorized and, when issued and paid for in accordance with this Agreement, duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in this Agreement. The Company has reserved from its duly authorized capital stock, subject to consummation of the Authorized Capital Increase, the shares of Common Stock issuable pursuant to this Agreement.

                  (f) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the SEC Reports.

         3.2 REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents to the Company as follows:

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                  (a) INVESTMENT INTENT. Investor is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to Investor's right to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Investor is acquiring the Shares hereunder in the ordinary course of its business. Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

                  (b) INVESTOR STATUS. At the time Investor was offered the Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (c) GENERAL SOLICITATION. Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (d) ACCESS TO INFORMATION. Investor acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of Investor or its representatives or counsel shall modify, amend or affect Investor's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in this Agreement.

                  (e) INDEPENDENT INVESTMENT DECISION. Investor has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and has not relied on the advice of any other Person or the Company in making such decision.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares to the Company or to an Affiliate of Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

         4.2 Certificates evidencing the Shares will contain the following legends, until such time as the Shares are eligible for sale without restriction under Rule 144 or state securities laws:

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                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS AGREEMENT DATED AS OF APRIL 2, 2009 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH SHAREHOLDERS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without reference to conflicts of law principles. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of California and of the United States of America, in each case located in the County of Orange, for any lawsuit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any lawsuit, action or proceeding relating thereto except in such courts), Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any lawsuit, action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in the County of Orange, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such lawsuit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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         5.2 WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.

         5.3 ENTIRE AGREEMENT. This Agreement and the Settlement Agreement constitute the entire agreement between the parties relating to the subject matter hereof and supersede all previous writings and understandings. No modifications or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a party (if an individual) or a duly authorized officer of the party against which enforcement is sought.

         5.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

         5.5 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, or their respective permitted successors and assigns, any benefits, rights or remedies.

         5.6 HEADINGS. The headings contained in this Agreement have been added for convenience and shall not be construed as limiting.

         5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Execution of a facsimile copy shall have the same force and effect as execution of an original, and a facsimile signature shall be deemed an original and valid signature.



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                             SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                COMPANY:


                                INTEGRATED HEALTHCARE HOLDINGS, INC.


                                By:  /s/ KENNETH K. WESTBROOK
                                     ---------------------------------------
                                Print Name:  Kenneth K. Westbrook
                                Title:  President & CEO


                                INVESTOR:

                                ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC


                                By:  /s/ JOHN L. GLAVINOVICH, M.D.
                                     ---------------------------------------
                                Print Name:  John L. Glavinovich, M.D.
                                Title:  Co-Manager

                                By:  /s/ ANIL V. SHAH, M.D.
                                     ---------------------------------------
                                Print Name:  Anil V. Shah, M.D.
                                Title:  Co-Manager


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